UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report  -  April 7, 2008
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22810	03-0311630
(State or other jursidiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
401 East Las Olas Blvd, Suite 1570, Fort Lauderdale, Florida 33301
(Address of principal executive offices)

(954) 449-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On April 7, 2008, Mace Security International, Inc. (“the Company”) issued a press release that announced management would be conducting a presentation during a conference call to be held on April 8, 2008 and that a copy of the presentation will be available for download on the Company’s Web site, www.mace.com. A copy of the press release and the presentation available for download at the Company’s Web site, www.mace.com, are attached to this Current Report as Exhibits 99.1 and 99.2, respectively and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are being filed herewith:

99.1	Press release issued by the Company dated April 7, 2008.
99.2	Presentation available from the Company’s conference call held April 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 10, 2008	MACE SECURITY INTERNATIONAL, INC.

		By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Mace Security International, Inc. dated April 7, 2008.
99.2	Presentation available from the Company’s conference call held April 8, 2008.